CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Receivables, allowance	$ 24,406	$ 20,830	$ 21,748
Ordinary shares, par value	$ 1.00	$ 1.00	$ 1.00
Ordinary shares, shares authorised	100,000,000	100,000,000	100,000,000
Ordinary shares, shares issued	5,000,000	5,000,000	5,000,000
Ordinary shares, shares outstanding	5,000,000	5,000,000	5,000,000